Exhibit 99.1

Kaleyra Announces Uplisting to NYSE

NEW YORK & VIENNA, Va.– August 26, 2021 – Kaleyra, Inc. (NYSE: KLR) (KLR WS) (“Kaleyra” or the “Company”), a rapidly growing cloud communications software provider delivering a secure system of application programming interfaces (APIs) and connectivity solutions in the API/Communications Platform as a Service (CPaaS) market, today announced that it has been approved for uplisting to the New York Stock Exchange (“NYSE”) from its current listing on the NYSE American.

Effective August 31, 2021, the common stock of the Company will cease trading on the NYSE American and will commence trading on the NYSE under the symbol “KLR.” Kaleyra’s warrants will continue to trade on the NYSE American under the symbol, “KLR WS.”

“Graduating to the NYSE marks yet another significant milestone achievement in our journey as a public company,” said Dario Calogero, Kaleyra’s Founder and Chief Executive Officer. “The NYSE is a premiere worldwide market, one that provides a broader platform and services for companies that are able to meet their most selective criteria. This new listing matches our ambitions of becoming the leading trusted global CPaaS provider, and we look forward to benefiting from our enhanced corporate profile.”

About Kaleyra Inc.

Kaleyra, Inc. (NYSE American: KLR) (KLR WS) is a global group providing mobile communication services to financial institutions, e-commerce players, OTTs, software companies, logistic enablers, healthcare providers, retailers, and other large organizations worldwide.

Kaleyra today has a customer base of 3800+ companies spread around the world. Through its proprietary platform and robust APIs, Kaleyra manages multi-channel integrated communication services, consisting of messaging, rich messaging and instant messaging, push notifications, e-mail, voice services, and chatbots.

Kaleyra’s technology makes it possible to safely and securely manage billions of messages monthly with over 1600 operator connections in 190+ countries, including all tier-1 US carriers.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements regarding the uplisting to the NYSE and Kaleyra’s long—term financial and operational outlook. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of Kaleyra in light of their respective experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including but not limited to: (i) risks that the mGage and Bandyer transactions disrupt current plans and operations of mGage and Bandyer, respectively and potential difficulties in mGage or Bandyer employee retention as a result of the transaction, (ii) the price of Kaleyra’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Kaleyra, including mGage and Bandyer, operates, variations in operating performance across competitors, changes in laws and regulations affecting the Kaleyra’s, including mGage’s and Bandyer’s, business and changes in the combined capital structure, (iii) the ability to integrate mGage and Bandyer into Kaleyra and implement business plans, forecasts, and other expectations after the completion of the transaction, and identify and realize additional opportunities, (iv) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, (v) the size and growth of the market in which mGage operates, (vi) the mix of services utilized by Kaleyra’s customers and such customers’ needs for these services, (vii) market acceptance of new service offerings, (viii) the ability of Kaleyra to expand what it does for existing customers as well as to add new customers, (ix) that Kaleyra will have sufficient capital to operate as anticipated, and (x) the impact that the novel coronavirus and the illness, COVID-19, that it causes, as well as governmental responses to deal with the spread of this illness and the reopening of economies that have been closed as part of these responses, may have on Kaleyra’s operations, the demand for Kaleyra’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Contact:

Tom Colton or Matt Glover

Gateway Investor Relations

949-574-3860

KLR@gatewayir.com